                            SECTION 906 CERTIFICATION


                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Small-Mid Special Value Fund

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended October 31, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: December 20, 2007                  /s/ Ronald E. Robison
                                         ---------------------------
                                         Ronald E. Robison
                                         Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Small-Mid Special Value Fund and will be retained by Morgan Stanley Small-Mid Special Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION


                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Small-Mid Special Value Fund

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended October 31, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: December 20, 2007                    /s/ Francis Smith
                                           ----------------------
                                           Francis Smith
                                           Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Small-Mid Special Value Fund and will be retained by Morgan Stanley Small-Mid Special Value Fund and furnished to the Securities and Exchange Commission or its staff upon request.



                                       9